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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 1, 1999

                     CB RICHARD ELLIS SERVICES GROUP, INC.
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             (Exact name of registrant as specified in its charter)

   DELAWARE                         001-12231                   52-1616016
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 (State or other                (Commission File             (IRS Employer
 jurisdiction of                Number)                      Identification No.)
 incorporation)

      533 South Fremont Avenue, Los Angeles, California              90071
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          (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code  (213) 613-3123
                                                           --------------

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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

On June 1, 1999, the management of CB Richard Ellis Services, Inc. (the "Company") will make a presentation at the NationsBanc Montgomery Property Services Conference in New York, New York based on written materials to be distributed regarding past accomplishments of the Company and the Company's plans and objectives. A copy of the written materials to be distributed at the conference is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is filed as part of this report:

99.1  Analyst Presentation Materials distributed and dated June 1, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CB RICHARD ELLIS SERVICES, INC.


Date: June 1, 1999                    By:  /s/ Walter V. Stafford
                                         -----------------------------------
                                           Walter V. Stafford
                                           Senior Executive Vice President and
                                           General Counsel

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